UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11695 Johns Creek Parkway
Suite 350
Johns Creek, GA 30097-1523
(Address of principal executive offices, including zip code)

770-418-8800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amended and Restated 2007 Omnibus Incentive Plan
On May 18, 2017, the stockholders of Piedmont Office Realty Trust, Inc. (the “Registrant”) approved the Piedmont Office Realty Trust, Inc. Amended and Restated 2007 Omnibus Incentive Plan (the “Amended Plan”). The Amended Plan was authorized and approved by the Registrant’s Board of Directors (the “Board”) on March 20, 2017, subject to approval by the Registrant’s stockholders at the Registrant’s 2017 annual meeting of stockholders (the “2017 Annual Meeting”). The Amended Plan amends the Registrant’s existing 2007 Omnibus Incentive Plan (the “Prior Plan”) to, among other things, (i) increase the number of shares of common stock available for issuance from 4,666,667 to 5,666,667, (ii) extend the expiration date for ten years following the expiration of the Prior Plan, and (iii) make certain other amendments to the Prior Plan.
The foregoing description of the terms and conditions of the Amended Plan is qualified in its entirety by reference to the terms and conditions of the Amended Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 18, 2017, the Registrant held its 2017 Annual Meeting in Alpharetta, Georgia. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

The following matters were submitted to a vote of the stockholders:

The Registrant’s stockholders elected the following individuals to its board of directors for one-year terms expiring in 2018:

Name	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes
Kelly H. Barrett	109,361,131	1,824,730	15,550,213
Wesley E. Cantrell	109,483,020	1,702,505	15,550,213
Barbara B. Lang	109,518,170	1,667,691	15,550,213
Frank C. McDowell	108,903,942	2,281,920	15,550,213
Donald A. Miller, CFA	110,410,899	774,963	15,550,213
Raymond G. Milnes, Jr.	110,585,349	600,513	15,550,213
Jeffery L. Swope	110,574,374	611,051	15,550,213
Dale H. Taysom	110,589,156	596,705	15,550,213

The Registrant’s stockholders voted to ratify the appointment of Ernst and Young, LLP, as independent registered public accountants for the fiscal year ended December 31, 2017, as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
125,385,499	1,130,052	220,523

The Registrant's stockholders voted to approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
107,927,765	2,841,837	416,258	15,550,213

The Registrant's stockholders voted to approve, on an advisory basis, the frequency of future approvals of compensation of the named executive officers as disclosed in the proxy statement as follows:

Number of Shares Voted-Annually	Number of Shares Voted-Two Years	Number of Shares Voted-Three Years	Number of Shares Voted- Abstained	Broker Non-Votes
101,684,969	383,843	8,664,929	452,119	15,550,213

In accordance with these results and its previous recommendation (as set forth in the definitive proxy statement for the 2017 Annual Meeting), the Board has determined that the Registrant will hold future "say on pay" votes annually until the next advisory vote on the frequency of "say on pay" votes, which the Registrant expects to hold no later than its 2020 Annual Meeting of Stockholders.

Finally, the Registrant's stockholders voted to approve the Amended Plan as disclosed in the proxy statement as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
102,564,151	8,057,229	564,481	15,550,213

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1
Piedmont Office Realty Trust, Inc. Amended and Restated 2007 Omnibus Incentive Plan (incorporated by reference to Appendix A of Registrant's Proxy Statement filed with the Commission on March 22, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.

Date: May 18, 2017	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1
Piedmont Office Realty Trust, Inc. Amended and Restated 2007 Omnibus Incentive Plan (incorporated by reference to Appendix A of Registrant's Proxy Statement filed with the Commission on March 22, 2017)